Exhibit 99.2
Supplemental Information
September 30, 2015
(Unaudited)

Disclaimer
Certain statements in this supplement contain “forward-looking” information as that term is defined by the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words.

Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including among others, the following: our dependence on Genesis Healthcare, Inc. (“Genesis”) and certain wholly owned subsidiaries of Holiday AL Holdings LP until we are able to further diversify our portfolio; our dependence on the operating success of our tenants; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; changes in foreign currency exchange rates; our ability to raise capital through equity and debt financings; the impact of required regulatory approvals of transfers of healthcare properties; the effect of increasing healthcare regulation and enforcement on our tenants and the dependence of our tenants on reimbursement from governmental and other third-party payors; the relatively illiquid nature of real estate investments; competitive conditions in our industry; the loss of key management personnel or other employees; the impact of litigation and rising insurance costs on the business of our tenants; the effect of our tenants declaring bankruptcy or becoming insolvent; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the ownership limits and anti-takeover defenses in our governing documents and Maryland law, which may restrict change of control or business combination opportunities; the impact of a failure or security breach of information technology in our operations; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; our ability to maintain our status as a REIT; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so.
Note Regarding Non-GAAP Financial Measures
This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: funds from operations attributable to common stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share and Normalized AFFO per diluted common share. These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliations of FFO, Normalized FFO, AFFO and Normalized AFFO” in this supplement.
Tenant and Borrower Information
This supplement includes information regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. Genesis is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. The information related to our tenants and borrowers that is provided in this supplement has been provided by such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Genesis's filings with the SEC can be found at www.sec.gov.

Company Information
Board of Directors

Richard K. Matros Chairman of the Board, President and Chief Executive Officer Sabra Health Care REIT, Inc.	Michael J. Foster Managing Director RFE Management Corp.

Milton J. Walters President Tri-River Capital	Robert A. Ettl Chief Operating Officer Harvard Management Company

Craig A. Barbarosh Partner Katten Muchin Rosenman LLP
Senior Management

Richard K. Matros Chairman of the Board, President and Chief Executive Officer	Harold W. Andrews, Jr. Executive Vice President, Chief Financial Officer and Secretary

Talya Nevo-Hacohen Executive Vice President, Chief Investment Officer and Treasurer
Other Information

Corporate Headquarters 18500 Von Karman Avenue, Suite 550 Irvine, CA 92612	Transfer Agent American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219
www.sabrahealth.com

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein.

On Sabra's website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through their website, www.sec.gov.

For more information, contact Harold W. Andrews, Jr., Executive Vice President, Chief Financial Officer and Secretary at (949) 679-0243.

SABRA HEALTH CARE REIT, INC.
COMPANY FACT SHEET
Company Profile
Sabra Health Care REIT, Inc., a Maryland corporation (“Sabra,” the “Company” or “we”), operates as a self-administered, self-managed real estate investment trust (“REIT”) that, through its subsidiaries, owns and invests in real estate serving the healthcare industry. Sabra primarily generates revenues by leasing properties to tenants and operators throughout the United States and Canada.
As of September 30, 2015, Sabra’s investment portfolio included 178 real estate properties held for investment and leased to operators/tenants under triple-net lease agreements (consisting of (i) 103 Skilled Nursing/Transitional Care facilities, (ii) 73 Senior Housing facilities, and (iii) two Acute Care Hospitals), 15 investments in loans receivable (consisting of (i) seven mortgage loans, (ii) three construction loans, (iii) two mezzanine loans, and (iv) three pre-development loans) and 10 preferred equity investments. Included in the 178 real estate properties held for investment is a single 100% owned, Senior Housing facility leased to a 50%/50% RIDEA-compliant joint venture tenant. As of September 30, 2015, Sabra’s real estate properties included 18,005 beds/units, spread across the United States and Canada.
Objectives and Strategies

We expect to continue to grow our portfolio primarily through the acquisition of assisted living, independent living and memory care facilities and with a secondary focus on acquiring Skilled Nursing/Transitional Care facilities. We have and will continue to opportunistically acquire other types of healthcare real estate (including Acute Care Hospitals) and originate financing secured directly or indirectly by healthcare facilities. We also expect to expand our portfolio through the development of purpose-built healthcare facilities through pipeline agreements and other arrangements with select developers. We further expect to work with existing operators to identify strategic development opportunities. These opportunities may involve replacing or renovating facilities in our portfolio that may have become less competitive and new development opportunities that present attractive risk-adjusted returns. In addition to pursuing acquisitions with triple-net leases, we expect to continue to pursue other forms of investment, including investments in Senior Housing through RIDEA-compliant structures, mezzanine and secured debt investments, and joint ventures for Senior Housing and Skilled Nursing/Transitional Care facilities.

With respect to our debt and preferred equity investments, in general, we originate loans and make preferred equity investments when an attractive investment opportunity is presented and either (a) the property is in or near the development phase or (b) the development of the property is completed but the operations of the facility are not yet stabilized. A key component of our strategy related to loan originations and preferred equity investments is our having the option to purchase the underlying real estate that is owned by our borrowers (and that directly or indirectly secures our loan investment) or by the entity in which we have an investment. These options become exercisable upon the occurrence of various criteria, such as the passage of time or the achievement of certain operating goals, and the purchase price is set in advance based on the same valuation methods we use to value our investments in healthcare real estate. This strategy allows us to diversify our revenue streams and build relationships with operators and developers, and provides us with the option to add new properties to our existing real estate portfolio if we determine that those properties enhance our investment portfolio and stockholder value at the time the options are exercisable.

SABRA HEALTH CARE REIT, INC.
COMPANY FACT SHEET (CONTINUED)
As of September 30, 2015

Market Facts		Credit Ratings
Stock Information
Closing Price (common stock):	$23.18	Moody's:
52-Week range (common stock):	$22.23 - $34.44	Corporate Rating	Ba3
Common Equity Market Capitalization:	$1.5 billion	Unsecured Notes Rating	Ba3
Enterprise Value:	$3.0 billion	Preferred Equity Rating	B2
Outstanding Shares (common stock):	65.1 million	S&P:
		Corporate Rating	BB- (stable)
Ticker symbols:		Unsecured notes/unsecured credit facility	BB
Common Stock	SBRA	Preferred Equity Rating	B-
Preferred Stock	SBRAP	Fitch:
Stock Exchange:	NASDAQ	Corporate Rating	BB+
Governance		Unsecured notes/unsecured credit facility	BB+
ISS Governance QuickScore	1	Preferred Equity Rating	BB-

Portfolio Information
Investment in real estate properties		Real Estate Property Bed/Unit Count
Skilled Nursing/Transitional Care	103	Skilled Nursing/Transitional Care	11,400
Senior Housing	73	Senior Housing	6,481
Acute Care Hospitals	2	Acute Care Hospitals	124
Total Equity Investments	178	Total Beds/Units	18,005

Investments in loans receivable (1)	15	Countries	2
Preferred Equity Investments (2)	10	U.S. States	36
Total Investments	203	Relationships	34

(1) Our investments in loans receivable related to investments secured directly or indirectly by 8 Skilled Nursing/Transitional Care facilities with 1,361 beds/units, 11 Senior Housing developments with 671 beds/units, two Acute Care Hospitals with 138 beds, a medical office building with 80,000 square feet and land for two future Senior Housing developments.
(2) Our Preferred Equity Investments related to investments in entities owning 9 Senior Housing developments with 932 beds/units and one Skilled Nursing/Transitional Care development with 140 beds/units.

2

SABRA HEALTH CARE REIT, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenues	$59,934	$43,984	$172,092	$127,807
Net income attributable to common stockholders	15,500	14,643	46,664	17,020
FFO attributable to common stockholders	35,644	24,405	93,732	45,887
Normalized FFO attributable to common stockholders	38,014	24,563	101,849	70,973
AFFO attributable to common stockholders	34,508	24,622	95,722	48,473
Normalized AFFO attributable to common stockholders	34,508	24,622	96,177	69,351
Per common share data attributable to common stockholders:
Diluted EPS	$0.24	$0.31	$0.76	$0.39
Diluted FFO	0.55	0.51	1.52	1.05
Diluted Normalized FFO	0.58	0.51	1.66	1.63
Diluted AFFO	0.53	0.51	1.55	1.10
Diluted Normalized AFFO	0.53	0.51	1.56	1.57
Net cash flow from operations	$27,808	$42,318	$79,115	$71,239

Investment Portfolio	September 30, 2015	December 31, 2014
Total Investments in Real Estate Properties (1) (#)	178	160
Total Investments in Real Estate Properties, gross ($)	$2,202,194	$1,831,534
Total Beds/Units	18,005	16,718
Weighted Average Remaining Lease Term (in months)	119	129
Total Investments in Loans Receivable (#)	15	14
Total Investments in Loans Receivable, gross ($) (2)	$260,448	$235,584
Total Preferred Equity Investments (#)	10	6
Total Preferred Equity Investments, gross ($)	$27,622	$16,407
Debt	September 30, 2015	December 31, 2014
Book Value
Fixed Rate Debt	$867,957	$823,294
Variable Rate Debt (3)	471,113	268,000
Total Debt	1,339,070	1,091,294

Cash	(31,473)	(61,793)
Net Debt	$1,307,597	$1,029,501

Weighted Average Effective Rate
Fixed Rate Debt	5.16%	5.24%
Variable Rate Debt (3)	2.66%	2.27%
Total Debt	4.28%	4.51%

% of Total
Fixed Rate Debt	64.8%	75.5%
Variable Rate Debt (3)	35.2%	24.5%
Total Debt	100.0%	100.0%

Availability Under Revolving Credit Facility	$246,000	$382,000
Available Liquidity (4)	$277,416	$443,671

(1) Included in Total Investments in Real Estate Properties is a single 100% owned Senior Housing facility leased to a 50%/50% RIDEA-compliant joint venture tenant.
(2) Total Investments in Loans Receivable, gross as of September 30, 2015 consists of principal of $259.2 million plus capitalized origination fees of $1.2 million.
(3) Includes $200.0 million subject to a 2% LIBOR cap and $67.1 million (CAD $90.0 million) subject to a swap agreement that fixes the CDOR rate at 1.59%. Excluding this amount from variable rate debt equates to 15.2% of total debt being variable rate debt.
(4) Available liquidity represents unrestricted cash, excluding cash associated with a consolidated joint venture, and availability under the revolving credit facility.

3

SABRA HEALTH CARE REIT, INC.
2015 OUTLOOK UPDATE

	Low	High
Net income attributable to common stockholders	$0.93	$1.04
Add:
Depreciation and amortization	1.02	1.02
Net loss on sales of real estate	0.04	0.04

Funds from Operations attributable to common stockholders (FFO)	$1.99	$2.10

Normalizing items (1)	0.14	0.13
Normalized FFO attributable to common stockholders	$2.13	$2.23

FFO attributable to common stockholders	$1.99	$2.10
Acquisition pursuit costs	0.12	0.12
Stock-based compensation expense	0.10	0.10
Straight-line rental income adjustments	(0.38)	(0.39)
Amortization of deferred financing costs	0.08	0.08
Other non-cash adjustments	0.09	0.10

Adjusted Funds from Operations attributable to common stockholders (AFFO)	$2.00	$2.11

Normalizing items (1)	0.01	0.01
Normalized AFFO attributable to common stockholders	$2.01	$2.12

(1)
Normalizing items include certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers normalized FFO and normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalizing items for FFO above include non-RIDEA joint venture facility operating expenses of $0.01, non-recurring or unusual acquisition pursuit costs of $0.07 and specific reserves and write-offs in excess of any straight-line rental income recognized during the period presented of between $0.05 and $0.06. Normalizing items for AFFO include non-RIDEA joint venture facility operating expenses and the expected Genesis payment included in Normalized FFO.

Except as otherwise noted above, the foregoing projections reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

4

SABRA HEALTH CARE REIT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenues:
Rental income	$53,173	$38,165	$152,574	$111,743
Interest and other income	6,761	5,819	19,518	16,064

Total revenues	59,934	43,984	172,092	127,807

Expenses:
Depreciation and amortization	16,306	9,762	44,953	28,867
Interest	15,176	10,540	43,108	32,668
General and administrative	3,991	6,226	20,712	17,011
Provision for doubtful accounts and write-offs	2,489	—	6,605	2,994

Total expenses	37,962	26,528	115,378	81,540

Other (expense) income:
Loss on extinguishment of debt	—	(158)	—	(22,454)
Other (expense) income	(100)	(100)	(300)	860
Net loss on sales of real estate	(3,838)	—	(2,115)	—

Total other (expense) income	(3,938)	(258)	(2,415)	(21,594)

Net income	18,034	17,198	54,299	24,673

Net loss attributable to noncontrolling interests	27	6	47	29

Net income attributable to Sabra Health Care REIT, Inc.	18,061	17,204	54,346	24,702

Preferred stock dividends	(2,561)	(2,561)	(7,682)	(7,682)

Net income attributable to common stockholders	$15,500	$14,643	$46,664	$17,020

Net income attributable to common stockholders, per:

Basic common share	$0.24	$0.31	$0.76	$0.39

Diluted common share	$0.24	$0.31	$0.76	$0.39

Weighted-average number of common shares outstanding, basic	65,160,290	47,359,949	61,244,991	43,358,620

Weighted-average number of common shares outstanding, diluted	65,398,175	47,877,202	61,468,603	43,840,550

5

SABRA HEALTH CARE REIT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except per share data)

	September 30, 2015	December 31, 2014
	(unaudited)
Assets
Real estate investments, net of accumulated depreciation of $226,662 and $185,994 as of September 30, 2015 and December 31, 2014, respectively	$1,974,673	$1,645,805
Loans receivable and other investments, net	287,448	251,583
Cash and cash equivalents	31,473	61,793
Restricted cash	8,239	7,024
Prepaid expenses, deferred financing costs and other assets, net	123,620	98,687
Total assets	$2,425,453	$2,064,892

Liabilities
Mortgage notes	$168,608	$124,022
Revolving credit facility	204,000	68,000
Term loans	267,113	200,000
Senior unsecured notes	699,349	699,272
Accounts payable and accrued liabilities	27,139	31,775
Total liabilities	1,366,209	1,123,069

Equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, 5,750,000 shares issued and outstanding as of September 30, 2015 and December 31, 2014	58	58
Common stock, $.01 par value; 125,000,000 shares authorized, 65,134,056 and 59,047,001 shares issued and outstanding as of September 30, 2015 and December 31, 2014, respectively	651	590
Additional paid-in capital	1,201,859	1,053,601
Cumulative distributions in excess of net income	(137,597)	(110,841)
Accumulated other comprehensive loss	(5,637)	(1,542)
Total Sabra Health Care REIT, Inc. stockholders’ equity	1,059,334	941,866
Noncontrolling interests	(90)	(43)
Total equity	1,059,244	941,823
Total liabilities and equity	$2,425,453	$2,064,892

6

SABRA HEALTH CARE REIT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities:
Net income	$54,299	$24,673
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	44,953	28,867
Non-cash interest income adjustments	343	217
Amortization of deferred financing costs	3,829	2,812
Stock-based compensation expense	5,389	6,337
Amortization of debt discount (premium)	77	(33)
Loss on extinguishment of debt	—	1,576
Straight-line rental income adjustments	(18,272)	(13,074)
Provision for doubtful accounts and write-offs	6,605	2,994
Change in fair value of contingent consideration	300	(860)
Net loss on sales of real estate	2,115	—
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(15,035)	(2,529)
Accounts payable and accrued liabilities	(2,410)	22,607
Restricted cash	(3,078)	(2,348)

Net cash provided by operating activities	79,115	71,239
Cash flows from investing activities:
Acquisitions of real estate	(386,572)	(721,879)
Origination and fundings of loans receivable	(26,207)	(59,256)
Preferred equity investments	(9,281)	(11,300)
Additions to real estate	(1,596)	(1,151)
DIP loan fundings	(3,302)	—
Repayment of loans receivable	3,285	287
Release of contingent consideration held in escrow	5,240	—
Net proceeds from the sale of real estate	15,752	—

Net cash used in investing activities	(402,681)	(793,299)
Cash flows from financing activities:
Proceeds from issuance of senior unsecured notes	—	350,000
Principal payments on senior unsecured notes	—	(211,250)
Net proceeds from revolving credit facility	136,000	478,500
Proceeds from term loan	73,242	—
Proceeds from mortgage notes	28,735	57,703
Principal payments on mortgage notes	(2,184)	(88,419)
Payments of deferred financing costs	(1,314)	(15,474)
Issuance of common stock	139,617	229,825
Dividends paid on common and preferred stock	(80,619)	(57,654)

Net cash provided by financing activities	293,477	743,231

Net (decrease) increase in cash and cash equivalents	(30,089)	21,171
Effect of foreign currency translation on cash and cash equivalents	(231)	—
Cash and cash equivalents, beginning of period	61,793	4,308

Cash and cash equivalents, end of period	$31,473	$25,479
Supplemental disclosure of cash flow information:
Interest paid	$43,405	$26,705
Supplemental disclosure of non-cash investing and financing activities:
Assumption of mortgage indebtedness	$19,677	$14,102
Repayment of preferred equity investments	$—	$6,949

7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF FFO, NORMALIZED FFO, AFFO AND NORMALIZED AFFO
(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Net income attributable to common stockholders	$15,500	$14,643	$46,664	$17,020
Depreciation and amortization of real estate assets	16,306	9,762	44,953	28,867
Net loss on sales of real estate	3,838	—	2,115	—
FFO attributable to common stockholders	$35,644	$24,405	$93,732	$45,887

Non-RIDEA facility operating expenses	—	—	455	—
Non-recurring or unusual acquisition pursuit costs	—	—	4,293	—
Loss on extinguishment of debt	—	158	—	22,454
Provision and write-offs of straight-line rental income (1)	2,370	—	3,369	2,632
Normalized FFO attributable to common stockholders	$38,014	$24,563	$101,849	$70,973

FFO attributable to common stockholders	$35,644	$24,405	$93,732	$45,887
Acquisition pursuit costs	540	2,038	5,981	2,617
Stock-based compensation expense	717	1,545	5,389	6,337
Straight-line rental income adjustments	(6,438)	(4,641)	(18,272)	(13,074)
Amortization of deferred financing costs	1,300	940	3,829	2,812
Non-cash portion of loss on extinguishment of debt	—	158	—	1,576
Other non-cash adjustments	2,745	177	5,063	2,318
AFFO attributable to common stockholders	$34,508	$24,622	$95,722	$48,473

Non-RIDEA facility operating expenses	—	—	455	—
Cash portion of loss on extinguishment of debt	—	—	—	20,878
Normalized AFFO attributable to common stockholders	$34,508	$24,622	$96,177	$69,351
Amounts per diluted common share attributable to common stockholders:
Net income	$0.24	$0.31	$0.76	$0.39

FFO	$0.55	$0.51	$1.52	$1.05

Normalized FFO	$0.58	$0.51	$1.66	$1.63

AFFO	$0.53	$0.51	$1.55	$1.10

Normalized AFFO	$0.53	$0.51	$1.56	$1.57

Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	65,398,175	47,877,202	61,468,603	43,840,550
AFFO and Normalized AFFO	65,528,033	48,038,179	61,641,797	44,072,015

(1) Related to the specific reserves and write-offs in excess of any straight-line rental income recognized during the period presented.

8

SABRA HEALTH CARE REIT, INC.
CAPITALIZATION
(dollars in thousands, except per share data)

Debt	September 30, 2015	December 31, 2014
Mortgage notes	$168,608	$124,022
Revolving credit facility	204,000	68,000
Term loans	267,113	200,000
Senior unsecured notes	699,349	699,272

Total debt	$1,339,070	$1,091,294

Revolving Credit Facility	September 30, 2015	December 31, 2014
Credit facility availability	$246,000	$382,000
Credit facility capacity	450,000	450,000

Enterprise Value
As of September 30, 2015	Shares Outstanding	Price	Value
Common stock	65,134,056	$23.18	$1,509,807
Preferred stock	5,750,000	25.68	147,660
Total debt			1,339,070
Cash and cash equivalents			(31,473)

Total Enterprise Value			$2,965,064

As of December 31, 2014	Shares Outstanding	Price	Value
Common stock	59,047,001	$30.37	$1,793,257
Preferred stock	5,750,000	27.14	156,055
Total debt			1,091,294
Cash and cash equivalents			(61,793)

Total Enterprise Value			$2,978,813

At-the-Market Common Stock Offering Programs
	Three Months Ended September 30, 2015	Cumulative as of September 30, 2015
Shares issued	—	6,398,137
Net proceeds	—	$175,124
Weighted average price per share	N/A	$27.92

Common Stock and Equivalents	Weighted Average Common Shares
	Three Months Ended September 30, 2015		Nine Months Ended September 30, 2015
	EPS, FFO and Normalized FFO	AFFO and Normalized AFFO	EPS, FFO and Normalized FFO	AFFO and Normalized AFFO
Common stock	65,134,056	65,134,056	61,219,973	61,219,973
Common equivalents	26,234	26,234	25,018	25,018

Basic common and common equivalents	65,160,290	65,160,290	61,244,991	61,244,991
Dilutive securities:
Restricted stock and units	237,885	367,743	223,612	396,806

Diluted common and common equivalents	65,398,175	65,528,033	61,468,603	61,641,797

9

SABRA HEALTH CARE REIT, INC.
INDEBTEDNESS
September 30, 2015
(dollars in thousands)

	Principal	Weighted Average Effective Rate (1)	% of Total
Fixed Rate Debt
Secured mortgage debt	$168,608	3.86%	12.6%
Unsecured senior notes (2)	699,349	5.47%	52.2%

Total fixed rate debt	867,957	5.16%	64.8%

Variable Rate Debt
Revolving credit facility (3)	204,000	2.49%	15.3%
Term loans (4)	267,113	2.79%	19.9%

Total variable rate debt	471,113	2.66%	35.2%

Total Debt	$1,339,070	4.28%	100.0%

Secured Debt
Secured mortgage debt	$168,608	3.86%	12.6%

Unsecured Debt
Unsecured senior notes (2)	699,349	5.47%	52.2%
Revolving credit facility (3)	204,000	2.49%	15.3%
Term loans (4)	267,113	2.79%	19.9%

Total unsecured debt	1,170,462	4.34%	87.4%

Total Debt	$1,339,070	4.28%	100.0%
(1) Weighted average effective rate includes private mortgage insurance and impact of interest rate swap and cap agreements.
(2) Unsecured senior notes includes $0.7 million of notes discount.
(3) Borrowings under the revolving credit facility bear interest on the outstanding principal amount at a rate equal to, at our option, LIBOR plus 2.00% - 2.60% or a Base Rate plus 1.00% - 1.60%. The actual interest rate within the applicable range was determined based on our then-applicable Consolidated Leverage Ratio (as defined in the credit agreement relating to the revolving credit facility).
(4) Includes $200.0 million subject to a 2% LIBOR cap and $67.1 million (CAD $90.0 million) subject to a swap agreement that fixes CDOR at 1.59%.

Maturities	Secured Mortgage Debt		Unsecured Senior Notes		Term Loans (2)		Revolving Credit Facility (2)		Total
	Principal	Rate (1)	Principal	Rate (1)	Principal	Rate (1)	Principal	Rate (1)	Principal	Rate (1)
10/1/2015 - 12/31/2015	$935	3.45%	$—	—	$—	—	$—	—	$935	3.45%
2016	3,996	3.44%	—	—	—	—	—	—	3,996	3.44%
2017	4,129	3.44%	—	—	—	—	—	—	4,129	3.44%
2018	4,267	3.45%	—	—	200,000	2.49%	204,000	2.49%	408,267	2.50%
2019	4,409	3.45%	—	—	—	—	—	—	4,409	3.45%
2020	4,557	3.46%	—	—	67,113	2.85%	—	—	71,670	2.89%
2021	19,436	3.46%	500,000	5.50%	—	—	—	—	519,436	5.42%
2022	4,285	3.44%	—	—	—	—	—	—	4,285	3.44%
2023	4,427	3.45%	200,000	5.38%	—	—	—	—	204,427	5.34%
2024	4,573	3.45%	—	—	—	—	—	—	4,573	3.45%
Thereafter	113,594	3.59%	—	—	—	—	—	—	113,594	3.59%
	168,608		700,000		267,113		204,000		1,339,721
Discount	—		(651)		—		—		(651)
Total debt	$168,608		$699,349		$267,113		$204,000		$1,339,070
Wtd. avg. maturity in years	25.7		6.0		3.4		2.9		7.5
Wtd. avg. effective interest rate(3)	3.86%		5.47%		2.79%		2.49%		4.28%
(1) Represents actual contractual interest rates excluding private mortgage insurance.
(2) Credit Facility and U.S. term loan subject to 1-year extension option.
(3) Weighted average effective rate includes private mortgage insurance and impact of interest rate swap and cap agreements.

10

SABRA HEALTH CARE REIT, INC.
KEY CREDIT STATISTICS (1)

	September 30, 2015	Pro Forma September 30, 2015 (2)	December 31, 2014
Net Debt to Adjusted EBITDA (3)	5.80x	5.88x	5.09x
Interest Coverage	4.30x	4.30x	4.29x
Fixed Charge Coverage Ratio	3.30x	3.32x	3.28x
Total Debt/Asset Value	47%	47%	43%
Secured Debt/Asset Value	6%	6%	5%
Unencumbered Assets/Unsecured Debt	226%	226%	246%

Cost of Debt (4)	4.60%	4.60%	4.66%

Corporate Ratings (Moody's / S&P / Fitch)	Ba3 / BB- / BB+	Ba3 / BB- / BB+	Ba3 / B+ / BB+

(1) Key credit statistics are calculated in accordance with the credit agreement (excluding net debt to adjusted EBITDA) relating to the revolving credit facility and the indentures relating to our unsecured senior notes.
(2) The following pro forma information assumes that (i) the investment activity as described on pages 15 and 20-26 of this supplement, (ii) the sale of the three skilled nursing facilities and (iii) the financing activity during the quarter ended September 30, 2015 were completed as of September 30, 2015.
(3) Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization ("EBITDA") excluding the impact of stock based compensation expense under the Company's long-term equity award program and further adjusted to give effect to acquisitions and dispositions as though such acquisitions and dispositions occurred at the beginning of the period.
(4) Excludes revolving credit facility balance which had an interest rate of 2.49% and 2.27% as of September 30, 2015 and December 31, 2014, respectively.

11

SABRA HEALTH CARE REIT, INC.
PORTFOLIO SUMMARY
September 30, 2015
(dollars in thousands)
Total Property Portfolio

			GAAP Rental Income (1)		Number of Beds/Units
	Number of Properties		Three Months Ended September 30,
Facility Type		Investment	2015	2014
Skilled Nursing/Transitional Care	103	$1,007,325	$33,111	$28,093	11,400
Senior Housing	73	1,019,062	18,689	5,370	6,481
Acute Care Hospitals	2	175,807	1,373	4,702	124
Total	178	$2,202,194	$53,173	$38,165	18,005

	Coverage
	EBITDAR (2)		EBITDARM (2)		Occupancy Percentage (2)		Skilled Mix (2)
	Twelve Months Ended September 30,
Facility Type	2015	2014	2015	2014	2015	2014	2015	2014
Skilled Nursing/Transitional Care	1.27x	1.25x	1.61x	1.61x	87.3%	88.0%	39.0%	37.5%
Senior Housing	1.29x	1.21x	1.49x	1.42x	90.8%	88.8%	N/A	N/A

Twelve Months Ended September 30,
Fixed Charge Coverage Ratio (3)	2015	2014
Genesis Healthcare, Inc. (4)	1.27x	1.23x
Tenet Health Care Corporation	2.44x	2.17x
Holiday AL Holdings LP	1.17x	1.25x

Same Store Property Portfolio (5)

		Cash Rent
		Three Months Ended September 30,
Facility Type	Number of Properties	2015	2014
Skilled Nursing/Transitional Care	89	$23,461	$22,705
Senior Housing	23	3,938	3,832

	Coverage
	EBITDAR (2)		EBITDARM (2)		Occupancy Percentage (2)		Skilled Mix (2)
	Twelve Months Ended September 30,
Facility Type	2015	2014	2015	2014	2015	2014	2015	2014
Skilled Nursing/Transitional Care	1.25x	1.25x	1.60x	1.61x	87.3%	88.0%	37.7%	37.5%
Senior Housing	1.31x	1.21x	1.52x	1.42x	89.8%	88.8%	N/A	N/A

(1) Rental income includes $6.4 million and $4.6 million of straight-line rental income adjustments for the three months ended September 30, 2015 and 2014, respectively and does not include income from RIDEA-compliant joint ventures.
(2) Occupancy Percentage, Skilled Mix, EBITDARM, EBITDAR and related coverages (collectively, “Facility Statistics”), include only Stabilized Facilities acquired before the three months ended September 30, 2015 and only for periods when the property was operated subject to a lease with the Company. Facility statistics are only included in periods subsequent to our acquisition and stabilization. In addition, Facility Statistics exclude the impact of strategic disposition candidates and facilities leased to the Company's RIDEA-compliant joint venture tenants. All Facility Statistics are presented one quarter in arrears.
(3) Fixed Charge Coverage Ratio is presented one quarter in arrears for tenants with significant corporate guarantees. See Reporting Definitions for definition of Fixed Charge Coverage Ratio.
(4) Fixed charge coverage ratio for Genesis Healthcare, Inc. for the twelve months ended September 30, 2015 includes the pro forma impact of the Skilled Healthcare acquisition which was completed February 2, 2015.
(5) Same store Facility Statistics consist of Stabilized Facilities held or acquired before July 1, 2014 and exclude disposed facilities.
SABRA HEALTH CARE REIT, INC.
PORTFOLIO SUMMARY (CONTINUED)
September 30, 2015
(dollars in thousands)

Loans Receivable and Other Investments

Loan Type	Number of Loans	Facility Type	Principal Balance as of September 30, 2015	Book Value as of September 30, 2015	Weighted Average Contractual Interest Rate	Weighted Average Annualized Effective Interest Rate	Interest Income Three Months Ended September 30, 2015	Maturity Date
Mortgage	7	Skilled Nursing / Senior Housing / Acute Care Hospital	$162,794	$163,089	8.4%	8.6%	$3,404	1/11/16 - 4/30/18
Construction	3	Acute Care Hospital / Senior Housing	74,189	74,409	7.7%	7.6%	1,396	9/30/16 - 10/31/18
Mezzanine	2	Skilled Nursing / Senior Housing	18,586	18,629	11.3%	11.1%	539	1/1/16 - 8/31/17
Pre-development	3	Senior Housing	3,606	3,699	9.0%	7.7%	48	1/28/17 - 9/09/17

	15		$259,175	$259,826	8.4%	8.5%	$5,387

Other Investment Type	Number of Investments	Facility Type	Total Funding Commitments	Amount Funded as of September 30, 2015	Book Value as of September 30, 2015	Rate of Return	Other Income Three Months Ended September 30, 2015
Preferred Equity	10	Skilled Nursing / Senior Housing	$30,813	$24,525	$27,622	13.0%	$798

12

SABRA HEALTH CARE REIT, INC.
YEAR TO DATE INVESTMENT ACTIVITY
As of September 30, 2015
(dollars in thousands)

	Initial Investment Date	Facility Type	Number of Properties	Beds/Units	2015 Amounts Invested	Rate of Return/Initial Cash Yield
Real Estate Investments
New Haven	04/10/15	Senior Housing	1	32	$7,625	7.7%
Canadian Portfolio	06/11/15	Senior Housing	9	865	138,752	6.0%
NMS Portfolio	06/30/15	Skilled Nursing	3	472	175,150	8.8%
Life's Journey Portfolio	09/01/15	Senior Housing	5	149	19,720	7.5%
Radiant Portfolio	09/17/15	Senior Housing	4	214	65,000	6.8%
Other	Various	Senior Housing	N/A	N/A	1,575	9.0%
Total Real Estate Investments					407,822	7.4%
Preferred Equity Investments
Titan - New Braunfels	07/07/14	Skilled Nursing	1	113	52	10.0%
Meridian - Park Manor	11/17/14	Skilled Nursing	1	140	690	15.0%
Meridian - Lafayette	04/15/15	Senior Housing	1	88	3,615	15.0%
Meridian - Knoxville	06/03/15	Senior Housing	1	88	2,007	15.0%
Leo Brown Group - Clarksville	08/07/15	Senior Housing	1	135	1,360	12.0%
Leo Brown Group - McCordsville	09/15/15	Senior Housing	1	133	1,500	12.0%
Total Preferred Equity Investments					9,224	14.0%
Loans Receivable
Forest Park Medical Center - Fort Worth	09/30/13	Acute Care Hospital	1	54	1,775	7.3%
New Dawn - Richmond	10/31/13	Senior Housing	1	48	3,565	10.0%
New Dawn - Williamsburg	10/31/13	Senior Housing	1	48	2,892	10.0%
First Phoenix - Aurora	05/08/14	Senior Housing	1	50	310	9.0%
First Phoenix - Glenwood Springs	09/09/14	Senior Housing	1	84	1,096	9.0%
First Phoenix - Marshfield II Mortgage (1)	01/20/15	Senior Housing	1	24	4,369	9.0%
First Phoenix - Ramsey Mortgage (2)	04/30/15	Senior Housing	1	72	11,699	9.0%
Sundara - Land Loan	08/13/15	Senior Housing	N/A	N/A	325	8.0%
Total Loans Receivable					26,031	9.1%
All Investments					$443,077	7.7%

(1) Gross investment of $4.7 million; $0.4 million used to repay the Marshfield II pre-development loan.
(2) Gross investment of $12.7 million; $1.0 million used to repay the Ramsey pre-development loan.

13

SABRA HEALTH CARE REIT, INC.
PORTFOLIO CONCENTRATIONS (1)

Annualized Revenue Concentration

Annualized Revenue by Asset Class

Annualized Tenant/Borrower Revenue Concentration (2)

(1) Annualized Revenue consists of annual straight-line rental revenues under leases and interest and other income generated by the Company's loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Concentrations as of September 30, 2015 exclude Forest Park - Frisco.
(2) Tenant and borrower revenue presented one quarter in arrears.

14

SABRA HEALTH CARE REIT, INC.
REAL ESTATE PORTFOLIO GEOGRAPHIC CONCENTRATIONS
September 30, 2015

Property Type

Location	Skilled Nursing/Transitional Care	Senior Housing	Acute Care Hospitals	Total	% of Total
Texas	5	10	2	17	9.6%
New Hampshire	14	2	—	16	9.0
Kentucky	13	1	—	14	7.9
Florida	6	5	—	11	6.2
Connecticut	9	2	—	11	6.2
Michigan	—	10	—	10	5.6
Canada	—	9	—	9	5.1
Ohio	8	—	—	8	4.5
Oklahoma	6	1	—	7	3.9
Nebraska	4	2	—	6	3.4
Other (27 states)	38	31	—	69	38.6

Total	103	73	2	178	100.0%

% of Total properties	57.9%	41.0%	1.1%	100.0%

Distribution of Beds/Units

	Total Number of Properties	Bed/Unit Type
Location		Skilled Nursing/Transitional Care	Senior Housing	Acute Care Hospitals	Total	% of Total
New Hampshire	16	1,435	219	—	1,654	9.2%
Texas	17	605	828	124	1,557	8.6
Connecticut	11	1,350	140	—	1,490	8.3
Florida	11	765	606	—	1,371	7.6
Kentucky	14	1,044	68	—	1,112	6.2
Ohio	8	900	—	—	900	5.0
Canada	9	—	865	—	865	4.8
Nebraska	6	400	297	—	697	3.9
Maryland	5	607	64	—	671	3.7
Oklahoma	7	496	83	—	579	3.2
Other (27 states)	74	3,798	3,311	—	7,109	39.5

Total	178	11,400	6,481	124	18,005	100.0%

% of Total beds/units		63.3%	36.0%	0.7%	100.0%

15

SABRA HEALTH CARE REIT, INC.
REAL ESTATE PORTFOLIO GEOGRAPHIC CONCENTRATIONS
September 30, 2015
(dollars in thousands)

Investment

Location	Total Number of Properties	Skilled Nursing/Transitional Care	Senior Housing	Acute Care Hospitals	Total	% of Total
Texas	17	$65,625	$174,556	$175,807	$415,988	18.9%
Maryland	5	181,573	6,516	—	188,089	8.5
Connecticut	11	116,587	29,174	—	145,761	6.6
Florida	11	39,503	92,707	—	132,210	6.0
Canada (1)	9	—	124,983	—	124,983	5.7
Delaware	4	95,780	—	—	95,780	4.3
Nebraska	6	63,088	28,297	—	91,385	4.1
New Hampshire	16	75,563	12,492	—	88,055	4.0
North Carolina	3	9,538	67,272	—	76,810	3.5
Michigan	10	—	74,013	—	74,013	3.4
Other (27 states)	86	360,068	409,052	—	769,120	35.0

Total	178	$1,007,325	$1,019,062	$175,807	$2,202,194	100.0%

% of Total Properties		45.7%	46.3%	8.0%	100.0%

(1) Investment balance in Canada is based on the exchange rate as of September 30, 2015 of $0.7457 per CAD $1.00.

16

SABRA HEALTH CARE REIT, INC.
PORTFOLIO LEASE EXPIRATIONS (1)
September 30, 2015
(dollars in thousands)

	2015 - 2019	2020	2021	2022	2023	2024	2025	Thereafter	Total
Skilled Nursing/Transitional Care
Properties	1	26	30	12	—	9	4	21	103
Beds/Units	120	2,870	3,469	893	—	1,056	559	2,433	11,400
Annualized Revenues	$850	$26,890	$30,820	$10,383	$—	$13,533	$5,141	$45,226	$132,843
Senior Housing
Properties	—	2	3	12	—	9	20	26	72
Beds/Units	—	261	212	695	—	656	1,375	3,222	6,421
Annualized Revenues	—	1,981	1,494	8,897	—	7,075	17,100	43,410	79,957
Acute Care Hospitals
Properties	—	—	—	—	—	—	—	2	2
Beds/Units	—	—	—	—	—	—	—	124	124
Annualized Revenues	—	—	—	—	—	—	—	18,809	18,809

Total Properties	1	28	33	24	—	18	24	49	177

Total Beds/Units	120	3,131	3,681	1,588	—	1,712	1,934	5,779	17,945

Total Annualized Revenues	$850	$28,871	$32,314	$19,280	$—	$20,608	$22,241	$107,445	$231,609

% of Revenue	0.4%	12.5%	14.0%	8.3%	—	8.9%	9.6%	46.3%	100.0%

(1) Excludes one senior housing facility that is part of a consolidated RIDEA-compliant joint venture.

17

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY
Leo Brown Group - Clarksville Preferred Equity

• Investment Date:	8/7/2015

• Commitment Amount:	$3.7 million ($1.4 million funded as of September 30, 2015)

• Investment Type:	Preferred Equity

• Number of Properties:	1

• Location:	Sellersburg, Indiana

• Available Beds/Units:	135

• Property Type:	Senior Housing

• Annualized GAAP Income:	$0.2 million

• Rate of Return:	12.0%

18

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY
Sundara Land Loan

• Investment Date:	8/13/2015

• Investment Amount:	$0.3 million

• Investment Type:	Land Loan

• Number of Properties:	N/A

• Location:	Williamson County, Texas

• Available Beds/Units:	N/A

• Property Type:	Senior Housing

• Annualized GAAP Income:	$26,000

• Rate of Return:	8.0%

• Maturity Date:	8/12/2016

19

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY
Life's Journey Portfolio

• Investment Date:	9/1/2015

• Investment Amount:	$19.7 million

• Investment Type:	Real Estate

• Number of Properties:	5

• Location:	Illinois

• Available Beds/Units:	149

• Property Type:	Senior Housing

• Annualized GAAP Income:	$1.7 million

• Initial Cash Yield:	7.5%

20

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY
Leo Brown Group - McCordsville Preferred Equity

• Investment Date:	9/15/2015

• Commitment Amount:	$4.2 million ($1.5 million funded as of September 30, 2015)

• Investment Type:	Preferred Equity

• Number of Properties:	1

• Location:	McCordsville, Indiana

• Available Beds/Units:	133

• Property Type:	Senior Housing

• Annualized GAAP Income:	$0.2 million

• Rate of Return:	12.0%

21

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY
Radiant Portfolio

• Investment Date:	9/17/2015

• Investment Amount:	$65.0 million

• Investment Type:	Real Estate

• Number of Properties:	4

• Location:	Oregon and Washington

• Available Beds/Units:	214

• Property Type:	Senior Housing

• Annualized GAAP Income:	$5.0 million

• Initial Cash Yield:	6.8%

22

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY
Leo Brown Group - North Willows Preferred Equity

• Investment Date:	10/23/2015

• Commitment Amount:	$1.9 million ($1.3 million funded as of October 23, 2015)

• Investment Type:	Preferred Equity

• Number of Properties:	1

• Location:	Indianapolis, Indiana

• Available Beds/Units:	120

• Property Type:	Senior Housing

• Annualized GAAP Income:	$0.2 million

• Rate of Return:	12.0%

23

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY
Maison Senior Living

• Investment Date:	10/26/2015

• Investment Amount:	CAD $35.0 million (US $26.7 million)

• Investment Type:	RIDEA

• Number of Properties:	1

• Location:	Calgary, Canada

• Available Beds/Units:	70 units

• Property Type:	Senior Housing

• Annualized NOI:	CAD $2.1 million (US $1.6 million)

• Initial Cash Yield:	6.00%

(1) Based on the conversion rate as of October 26, 2015 of US $0.7625 per CAD $1.00.

24

SABRA HEALTH CARE REIT, INC.
PRO FORMA INFORMATION
The following pro forma information assumes that (i) the investment activity during the quarter ended September 30, 2015 as described on pages 15 and 20-26 of this Supplement, (ii) the sale of the three skilled nursing facilities and (iii) the financing activity during the quarter ended September 30, 2015 were completed as of July 1, 2015. In addition, the pro forma information assumes no revenues related to Forest Park - Frisco.
(dollars in thousands, except per share amounts)

	Three Months Ended September 30, 2015	Adjustments		Pro Forma Three Months Ended September 30, 2015
		Investments	Financing
Total revenues	$59,934	$2,730	$—	$62,664
Total expenses	37,962	1,395	723	40,080
Total other expense	(3,938)	3,838	—	(100)

Net income	18,034	5,173	(723)	22,484

Net loss attributable to noncontrolling interests	27	—	—	27

Net income attributable to Sabra Health Care REIT, Inc.	18,061	5,173	(723)	22,511

Preferred stock dividends	(2,561)	—	—	(2,561)

Net income attributable to common stockholders	$15,500	$5,173	$(723)	$19,950
Add:
Depreciation of real estate assets	16,306	481	—	16,787
Net loss on sales of real estate	3,838	(3,838)	—	—

FFO attributable to common stockholders	$35,644	$1,816	$(723)	$36,737

Straight-line rental income provision	2,370	—	—	2,370
Normalized FFO attributable to common stockholders	$38,014	$1,816	$(723)	$39,107

FFO attributable to common stockholders	$35,644	$1,816	$(723)	$36,737
Acquisition pursuit costs	540	—	—	540
Stock-based compensation	717	—	—	717
Straight-line rental income adjustments	(6,438)	(171)	—	(6,609)
Amortization of deferred financing costs	1,300	—	6	1,306
Other non-cash adjustments	2,745	—	—	2,745
AFFO attributable to common stockholders	$34,508	$1,645	$(717)	$35,436

Amounts per diluted common share:
Net income attributable to common stockholders	$0.24			$0.31

FFO attributable to common stockholders	$0.55			$0.56

Normalized FFO attributable to common stockholders	$0.58			$0.60

AFFO attributable to common stockholders	$0.53			$0.54

Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	65,398,175			65,398,175
AFFO	65,528,033			65,528,033

25

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Acute Care Hospital. A facility designed to provide extended medical and rehabilitation care for patients who are clinically complex and have multiple acute or chronic conditions.
Annualized Revenues. The annual straight-line rental revenues under leases and interest and other income generated by the Company's loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents.  The Company uses Annualized Revenues for the purpose of determining revenue concentrations and lease expirations.
EBITDAR. Earnings before interest, taxes, depreciation, amortization and rent (“EBITDAR”) for a particular facility accruing to the operator/tenant of the property (not the Company) for the period presented. The Company uses EBITDAR in determining EBITDAR Coverage. EBITDAR has limitations as an analytical tool. EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDAR does not represent a property's net income or cash flow from operations and should not be considered an alternative to those indicators. The Company receives EBITDAR and other information from its operators/tenants and relevant guarantors and utilizes EBITDAR as a supplemental measure of their ability to generate sufficient liquidity to meet related obligations to the Company. All facility and tenant financial performance data is derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company and is presented one quarter in arrears. The Company excludes the impact of strategic disposition candidates and facilities leased to RIDEA-compliant joint venture tenants. The Company only includes EBITDAR for Stabilized Facilities acquired before the beginning of the current quarter and only for periods when the property was operated subject to a lease with the Company. EBITDAR for facilities with new tenants/operators are only included in periods subsequent to the Company's acquisition of the facilities.
EBITDAR Coverage. EBITDAR for the trailing 12 month periods prior to and including the period presented divided by the same period cash rent. Cash rent used for recently acquired facilities and facilities subject to lease restructuring is the first year rental rate. EBITDAR Coverage is a supplemental measure of an operator/tenant's ability to meet their cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. All facility and tenant data are derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company. All such data is presented one quarter in arrears. The Company excludes the impact of strategic disposition candidates and facilities leased to RIDEA-compliant joint venture tenants. The Company only includes EBITDAR Coverage for Stabilized Facilities acquired before the beginning of the current quarter and only for periods when the property was operated subject to a lease with the Company. EBITDAR Coverage for facilities with new tenants/operators are only included in periods subsequent to the Company's acquisition of the facilities. EBITDAR Coverage is not presented for tenants with significant corporate guarantees.
EBITDARM. Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. The usefulness of EBITDARM is limited by the same factors that limit the usefulness of EBITDAR. Together with EBITDAR, the Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which vary based on operator/tenant and its operating structure. All facility financial performance data is derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company. All such data is presented one quarter in arrears. The Company excludes the impact of strategic disposition candidates and facilities leased to RIDEA-compliant joint venture tenants. The Company only includes EBITDARM for Stabilized Facilities acquired before the beginning of the current quarter and only for periods when the property was operated subject to a lease with the Company. EBITDARM for facilities with new tenants/operators are only included in periods subsequent to the Company's acquisition of the facilities.
EBITDARM Coverage. EBITDARM for the trailing 12 month periods prior to and including the period presented divided by the same period cash rent. Cash rent used for recently acquired facilities and facilities subject to lease restructurings is the first year rental rate. EBITDARM coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/tenant's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. All facility and tenant data are derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company. All such data is presented one quarter in arrears. The Company excludes the impact of strategic disposition candidates and facilities leased to RIDEA-compliant joint venture tenants. The Company only includes EBITDARM Coverage for Stabilized Facilities acquired before the beginning of the current quarter and only for periods when the property was operated subject to a lease with the Company. EBITDARM Coverage for facilities with new tenants/operators are only included in periods subsequent to the Company's acquisition of the facilities. EBITDARM Coverage is not presented for tenants with significant corporate guarantees.
Enterprise Value. The Company believes Enterprise Value is an important measurement as it is a measure of a company’s value. We calculate Enterprise Value as market equity capitalization plus debt. Market equity capitalization is calculated as the number of shares of common stock multiplied by the closing price of our common stock on the last day of the period presented. Total Enterprise Value includes our market equity capitalization and consolidated debt, less cash and cash equivalents.
Fixed Charge Coverage Ratio. EBITDAR (including adjustments for one-time and pro forma items) for the period indicated (one quarter in arrears) for all operations of any entities that guarantee the tenants' lease obligations to the Company divided by the same period cash rent expense, interest expense and mandatory principal payments for operations of any entity that guarantees the tenants' lease obligation to the

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SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Company. Fixed Charge Coverage is a supplemental measure of a guarantor's ability to meet the operator/tenant's cash rent and other obligations to the Company should the operator/tenant be unable to do so itself. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. Fixed Charge Coverage is calculated by the Company as described above based on information provided by guarantors without independent verification by the Company and may differ from similar metrics calculated by the guarantors.
Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and Adjusted Funds from Operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company's operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges. AFFO is defined as FFO excluding straight-line rental income adjustments, stock-based compensation expense, amortization of deferred financing costs, acquisition pursuit costs, as well as other non-cash revenue and expense items (including provisions and write-offs related to straight-line rental income, changes in fair value of contingent consideration, amortization of debt premiums/discounts and non-cash interest income adjustments). The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company's operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does.
Investment. Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization.
Market Capitalization. Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period.

Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy for independent living facilities can be greater than 100% for a given period as multiple residents could occupy a single unit. All facility financial performance data were derived solely from information provided by operators/tenants without independent verification by the Company. All facility financial performance data are presented one quarter in arrears. The Company excludes the impact of strategic disposition candidates and facilities leased to RIDEA-compliant joint venture tenants. The Company includes Occupancy Percentage for Stabilized Facilities acquired beginning in the quarter subsequent to the acquisition date and only for periods when the property was operated subject to a lease with the Company. Occupancy Percentage for facilities with new tenants/operators are only included in periods subsequent to the Company's acquisition of the facilities.
Senior Housing. Senior housing facilities include independent living, assisted living, continuing care retirement community and memory care facilities.

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SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for any given period. All facility financial performance data were derived solely from information provided by the Company's tenants without independent verification by the Company. All facility financial performance data are presented one quarter in arrears. The Company excludes the impact of strategic disposition candidates and facilities leased to RIDEA-compliant joint venture tenants. The Company includes Skilled Mix for Stabilized Facilities acquired beginning in the quarter subsequent to the acquisition date and only for periods when the property was operated subject to a lease with the Company. Skilled Mix for facilities with new tenants/operators are only included in periods subsequent to the Company's acquisition of the facilities.
Skilled Nursing/Transitional Care. Skilled nursing/transitional care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.

Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or pre-stabilized. Circumstances that would result in an acquired facility being classified as pre-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care and 90% for Senior Housing Facilities) but in no event beyond 24 months after the date of classification as pre-stabilized. Stabilized Facilities exclude facilities leased to the Company’s RIDEA-compliant joint venture tenants.

Total Debt. The carrying amount of the Company’s revolving credit facility, term loan, senior unsecured notes, and mortgage indebtedness, as reported in the Company’s consolidated financial statements.

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